Exhibit 99.1

2015 Second Quarter Conference Call September 15, 2015 Nasdaq: CNFR

This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described in the prospectus included in our registration statement on Form S-1 filed with the Securities and Exchange Commission (SEC) on August 12, 2015, including under the heading “Risk Factors,” which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Safe Harbor Statement 1

Welcome to Our Second Quarter Call: Introduction Broad & Flexible Underwriting Platform Poised for Growth Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Growth in Underserved Niche Markets Execution of the Business Plan 2

Well-developed underwriting platform to pivot between Excess & Surplus (E&S) lines and Admitted opportunities Licensed to write insurance in 44 states on an E&S basis and 29 states on an Admitted basis with additional licenses expected Goal is to be licensed on both E&S and Admitted basis in all 50 states IPO completed in August – provides capital to support growth opportunities 3.3 million shares at $10.50 per share Net proceeds of $30.6 million Broad & Flexible Underwriting Platform 3

Welcome to Our Second Quarter Call: Experienced Management Team 4 Broad & Flexible Underwriting Platform Poised for Growth Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Growth in Underserved Niche Markets Execution of the Business Plan

Experienced Management Team & Underwriters with Deep Industry Knowledge Executives have an average of over 20 years of insurance industry experience Conifer is 33% owned by management – all senior executives are investors in Conifer Talented underwriting team has a strong track record of growing specialty insurance businesses Title Industry Experience Underwriting Product Specialty SVP, Commercial Lines 42 years Hospitality, Artisan Contractors, and Auto Facilities President, MGA Division 29 years Low-Value Dwellings President, Venture Agency Holdings 27 years Security Services SVP, Personal Lines 8 years Homeowners 5

Welcome to Our Second Quarter Call: Specialty Products – Niche Markets 6 Broad & Flexible Underwriting Platform Poised for Growth Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Growth in Underserved Niche Markets Execution of the Business Plan

Commercial Multi-Peril Includes two or more coverages: Property, Liability, Commercial Auto Other Liability General Liability, Liquor Liability, E&O Commercial Auto Physical Damage & Other Liability Other Commercial Workers’ Compensation 15 – 25% of GWP 2 – 14.99% of GWP 1 – 1.99% of GWP Less than 1% of GWP Commercial Lines – Gross Written Premium Florida, Michigan and Pennsylvania each represented more than 15% of GWP year-to-date June 30, 2015 Writing in 49 states 7 Millions $60 $50 $40 $30 $20 $10 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2012 2013 2014 Q1 2015 Q2 2015

8 Personal Lines – Gross Written Premium YTD 6/30/2015 Florida $ 3,119,705 30.6% Texas 2,919,537 28.6% Indiana 2,397,417 23.5% Hawaii 1,103,171 10.8% Illinois 515,822 5.1% Pennsylvania 138,293 1.4% Total $ 10,193,945 Wind-Exposed Homeowners Coastal exposures in Hawaii, Florida and Texas Low-Value Dwellings Coverage for lower total value insurable homes Personal Auto Discontinued in January 2015 Run-off expected to be largely completed by year end Millions $35 $30 $25 $20 $15 $10 $5 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2012 2013 2014 Q1 2015 Q2 2015

Millions Commercial & Personal Lines Premium volume is up 20% year-over-year for first half 2015 Commercial Lines Personal Lines 9 Annual premium volume has increased 500% since 2011 $14.0 $27.3 $55.1 $24.4 $34.1 $8.9 $16.8 $28.8 $12.2 $10.2 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2012 2013 2014 YTD 6/30/2014 YTD 6/30/2015

Q4 GWP is typically higher than other quarters Commercial & Personal Lines Millions 10 Commercial Lines Personal Lines Seasonal Fourth Quarter Growth $10.0 $14.5 $13.3 $17.3 $15.7 $18.3 $7.7 $4.5 $5.6 $10.9 $5.5 $4.7 $0 $5 $10 $15 $20 $25 $30 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015

Welcome to Our Second Quarter Call: Financial Review 11 Broad & Flexible Underwriting Platform Poised for Growth Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Growth in Underserved Niche Markets Execution of the Business Plan

Scalable Platform to Support Long-Term Growth Expense ratio continues to decrease as earnings grow more quickly than the more fixed cost structure Quota share arrangement increased the expense ratios for Q1 and Q2 by 1.1 and 0.6 percentage points, respectively Target Expense Ratio: 35% (1) (1) (1) The expense ratio displayed is normalized by removing the impact of the quota share arrangement, which did not exist before 2015 and was terminated on 8/1/2015, thus providing for more comparability between periods. 12 Expense Ratio 64.8% 59.1% 45.3% 40.9% 39.5% 2012 2013 2014 Q1 2015 Q2 2015

Loss Ratio Target Loss Ratio: 55% (1) (1) In Q1 and Q2, the loss ratio was impacted by 1.1 and 0.5 percentage points, respectively, due to the quota share arrangement In Q1 and Q2, Personal Auto contributed 4.8 and 3.1 percentage points, respectively, to the consolidated loss ratio Continued shift in the mix of business to more Commercial Liability, geographic expansion of Low-Value Dwelling, and more Wind-Exposed Homeowners is expected to improve the loss ratio (1) The loss ratio displayed is normalized by removing the impact of the quota share arrangement, which did not exist before 2015 and was terminated on 8/1/2015, thus providing for more comparability between periods. 13 Scalable Platform to Support Long-Term Growth 44.0% 55.6% 68.6% 56.1% 57.1% 2012 2013 2014 Q1 2015 Q2 2015

90.0% 96.6% (1) 97.0% (1) 113.9% 114.7% 108.8% (1) The loss ratio and expense ratio displayed are normalized by removing the impact of the quota share arrangement, which did not exist before 2015 and was terminated on 8/1/2015, thus providing for more comparability between periods. Loss Ratio Expense Ratio In Q1 and Q2, the combined ratio was impacted by 2.2 and 1.1 percentage points, respectively, due to the quota share arrangement Enhanced mix of business and higher premium growth should help drive combined ratio improvement 14 Scalable Platform to Support Long-Term Growth Combined Ratio 44.0% 55.6% 68.6% 56.1% 57.1% 55.0% 64.8% 59.1% 45.3% 40.9% 39.5% 35.0% 2012 2013 2014 Q1 2015 Q2 2015 Target

First Half 2015 Underwriting Results 15 During the first six months of 2015, we continued to execute our business plan and increased production in our Hospitality, Small Commercial, Security, and Homeowners lines of business We experienced no extraordinary weather-related losses Shareholders’ equity is reduced by approximately $4.4 million(1) due to the deferred tax asset valuation allowance, which represents a value of $0.58 per share pro forma(2) following the offering (1) Estimated amount as of 6/30/2015, based on a 34% effective tax rate (2) Using 7,644,523 post-IPO outstanding common shares (3) Net losses divided by the sum of net earned premiums and other income (4) Policy acquisition costs and operating expenses divided by the sum of net earned premiums and other income (5) Sum of loss ratio and expense ratio ($ in thousands, except per share data and ratios) Six Months Ended June 30, 2015 2014 Gross Written Premiums $44,263 $36,668 Net Written Premiums 29,608 33,401 Net Earned Premiums 29,608 26,632 Net Income (Loss) 1,042 (4,719) EPS, Basic and Diluted $0.15 $(2.13) Loss Ratio(3) 57% 73% Expense Ratio(4) 41% 47% Combined Ratio(5) 98% 120% Operating Results

Sources & Uses / Pro-Forma Capitalization 16 Sources & Uses ($ in millions) Capitalization ($ in millions, except per share data and ratios) Sources from 2015 Capital Raises Uses Gross IPO Proceeds $ 34.6 Debt Repayment $ 17.0 Fees & Expenses (2) 4.0 Repurchase of all Preferred Stock (1) 6.4 Net IPO Proceeds $ 30.6 Preferred to Common Stock Reinvestment 3.1 Remainder for Corporate and Other 10.3 Total Sources $ 33.7 Total Uses $ 33.7 6/30/2015 IPO Adjustment Pro Forma 6/30/2015 Debt $27.5 $(17.0) $10.5 Preferred Stock 6.2 (6.2) -- Common Equity 44.8 33.7 78.5 Total Capital $78.5 $10.5 $89.0 Book Value per Common Share $11.07 $10.28 Debt to Equity 61.4% 13.4% Debt to Total Capital 35.0% 11.8% (1) $3.1 million of the preferred stock redeemed was reinvested into common stock at the IPO date (2) 7% underwriter's discount and other transaction-related fees and expenses

Welcome to Our Second Quarter Call: Open for Questions 17 Broad & Flexible Underwriting Platform Poised for Growth Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Growth in Underserved Niche Markets Execution of the Business Plan Q&A

Conifer Holdings Inc.

APPENDIX 19

Summary Financial Statements: Description & Discussion 20 Net income: $1.1 million YTD 6/30/2015 Improved weather-related loss experience YTD 2015 includes: $696,000 loss from the nonstandard auto run-off $736,000 negative impact from quota share reinsurance arrangement (terminated 8/1/2015) Improved mix of business (poised for growth in the right areas) Less exposure to Auto and Low-Value Dwelling from the Midwest More Commercial Multi-Peril, Other Liability and Wind-Exposed Homeowners New Low-Value Dwelling and Security Service Liability programs just beginning Expense ratio continues to trend toward target of 35% YTD 2014: 45.3% Q1 2015: 42.0% (40.9% without quota share) Q2 2015: 40.1% (39.5% without quota share) Post-IPO balance sheet Approximately $128 million of cash and investments $17.5 million available line of credit $78.5 million of common equity Debt to total capital: 11.8%

Summary Financial Statements: Balance Sheet 21 Summary Balance Sheet Data: June 30, 2015 December 31, 2014 ($ in thousands, except per share data) Cash and invested assets $ 117,270 $ 123,726 Reinsurance recoverables 6,271 5,139 Goodwill and intangible assets 2,239 2,275 Total assets $ 163,678 $ 163,738 Unpaid losses and loss adjustment expenses 32,357 31,531 Unearned premiums 44,484 43,381 Senior debt 27,462 27,562 Total liabilities $ 112,510 $ 113,460 Preferred stock 6,242 6,119 Total shareholders' equity attributable to Conifer $ 51,091 $ 44,182 Other Data: Total shareholders' equity per common share outstanding $ 11.07 $ 11.06 Regulatory capital and surplus 65,464 66,585

Summary Financial Statements: Income Statement 22 Operating Results: ($ in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 Gross written premiums $ 23,059 $ 19,001 $ 44,263 $ 36,668 Ceded written premiums (7,117) (2,309) (14,655) (3,267) Net written premiums $ 15,942 $ 16,692 $ 29,608 $ 33,401 Net earned premiums $ 15,115 $ 13,957 $ 29,608 $ 26,632 Net investment income 469 282 955 502 Net realized investment gains 87 81 232 172 Other income 480 505 969 1,037 Total revenue $ 16,151 $ 14,825 $ 31,764 $ 28,343 Losses and loss adjustment expenses, net $ 8,976 $ 9,686 $ 17,546 $ 20,262 Policy acquisition costs 2,639 3,519 5,234 6,750 Operating expenses 3,619 3,213 7,311 6,107 Interest expense 239 123 483 252 Total expenses $ 15,473 $ 16,541 $ 30,574 $ 33,371 Income (loss) before income taxes 678 (1,716) 1,190 (5,028) Income tax expense (benefit) 48 (191) 48 (309) Net income (loss) 630 (1,525) 1,142 (4,719) Less net income (loss) attributable to noncontrolling interest 51 11 100 46 Net income (loss) attributable to Conifer $ 579 $ (1,536) $ 1,042 $ (4,765) Net income (loss) allocable to common shareholders $ 366 $ (1,552) $ 616 $ (4,792) Income (loss) per share allocable to common shareholders, basic and diluted $ 0.09 $ (0.66) $ 0.15 $ (2.13) Weighted average common shares outstanding, basic and diluted 4,050,042 2,357,220 4,045,482 2,248,599

June 30, 2015 Amount % of Total AAA $ 28,680 28% AA 39,438 38% A 24,462 23% BBB 11,928 11% Total Fixed Income Investments $ 104,508 Prudent Risk Management to Protect Capital: Conservative Investment Strategy Investment Philosophy Investment philosophy is to maintain a highly liquid portfolio of investment-grade fixed income securities Investment portfolio with June 30, 2015 total investment securities of $108.7 million is externally managed mainly by General Re – NEAM Average duration: 3.5 years Average tax-equivalent yield: ~2.2% Average credit quality: AA Portfolio Allocation Fixed Income Portfolio Credit Rating 23 5% 13% 31% 41% 4% 6% US Government Obligations State and Local Governments Corporate Debt Commercial Mortgage and Asset-Backed Equity Securities Short-Term Investments

Reinsurance Program Protects Capital We retain the first $500,000 of each specific-loss risk, and have reinsurance coverage in excess (XS) of that loss up to the policy limits Catastrophe (CAT) reinsurance program provides $100 million of protection, which corresponds to the estimated 1 in 200 year probable maximum loss (PML) Net retention of $6 million first event Following reinstatement, net retention of $1 million for each of the next two subsequent events 25% quota share arrangement was terminated effective 8/1/2015 $2,000,000 $20,000,000 $500,000 $1,000,000 $10,000,000 Retention Workers’ Comp / Casualty Clash Multi-Line Excess of Loss Retention $6,000,000 $50,000,000 Property-CAT $94M XS $6M $100,000,000 CIC / WPIC Specific Loss Reinsurance Treaties Effective 1/1/2015 – 1/1/2016 CIC / WPIC / ACIC Property-CAT Reinsurance Treaties All layers 6/1/2015 – 6/1/2016 24